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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 30, 2003


                        SOUTHERN PERU COPPER CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                      1-14066                        13-3849074
---------------                --------------                ----------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
organization)


           2575 East Camelback Rd.
           Phoenix, AZ                                             85016
           ------------------------                          -----------------
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (602) 977-6500

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On May 30, 2003 Southern Peru Copper Corporation (the "Company") issued a press release regarding the election of 15 directors and the ratification of PricewaterhouseCoppers, as independent accountants. The press release is annexed as Exhibit 99.1 to this report and by this reference incorporated herein and made a part hereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOUTHERN PERU COPPER CORPORATION



                                          By: /s/ Oscar Gonzalez Rocha
                                              ------------------------
                                          Its: President

Date: June 9, 2003

Exhibit Index

    99.1 Press release issued by Southern Peru Copper Corporation (the "Company") dated May 30, 2003, announcing the election of 15 directors and the ratification of PricewaterhouseCoppers, as independent accountants.